Defined Asset Funds [Registered]

Premier World Portfolio  Series 00A [8/7/00 - Current Offering] cusip: 29471Q697

Fund Overview

As of August 22, 2000

Closing NAV: 0.99776   Previous Close: 0.99601   Change: 0.00175   % Change:
+0.18000%

The Objective:
The Portfolio seeks capital appreciation by investing in stocks of large-cap, non U.S. companies that we expect to achieve above average earnings growth.

The Strategy:
The Portfolio is made up of large-cap growth companies with projected compound annual earnings growth per share of at least 15% over the next two fiscal years. The selected companies are established leaders in their industry or sector and have reputations for providing high quality products and/or services.

[A vertical risk bar illustrates various levels of risk associated with investments. Red indicates the highest risk level; blue, the lowest. The bar is marked in its orange part, indicating a moderately high level of risk.]

Offered By:
This portfolio is offered by Merrill Lynch (BCI00A), PaineWebber (BCI00A), Morgan Stanley Dean Witter (WORLD00A), Salomon Smith Barney (BCI00A).


Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of August 22, 2000

Security                                    Symbol     Price    % of Portfolio

Nokia Corporation                              NOK      42.50       4.82
Sanofi-Synthelabo SA                        SAN FP      51.41       4.59
Aventis                                     AVE FP      75.77       4.24
BP AMOCO PLC                                 BP LN       9.48       4.17
TOKYO ELEC. PWR                             TEP JT      23.08       3.97
Nortel Networks Corporation                     NT      82.44       3.87
Siemens AG                                  SIE GR     157.20       3.81

Alcatel                                      CGE FP     73.70       3.79
LVMH Louis Vuitton Moet Hennessy              MC FP     80.53       3.78
Telefonaktiebolaget LM Ericsson AB            ERICY     20.13       3.75
UniCredito Italiano S.p.A.                    UC IM      5.09       3.60
Banco Santander Central Hispano SA              STD     11.06       3.53
L Oreal                                       OR FR     73.75       3.46
Axa                                           CS FR    152.17       3.45
Smithkline Beecham Plc                        SB GS     13.51       3.39
HSBC Holdings Plc                           HSBA LN     14.68       3.37
AstraZeneca Plc                              AZN LN     46.01       3.17
Bayerische Motoren Werke AG                  BMW GR     33.08       3.15
Royal Dutch Petroleum Company                 RD.AS     62.72       3.13
Pinault-Printemps-Redoute SA                PRTP.PA    183.80       3.06
Carrefour SA                                  CA FR     69.30       3.04
Aegon N.V.                                  AEGN.AS     39.19       3.03
Shell Transport & Trading Company           SHEL LN      8.87       2.99
Telefonica S.A.                                 TEF     58.75       2.76
San Paolo-IMI S.p.A.                         SPI IM     17.36       2.71
Nintendo Company Limited - 7974 JP           NTD JT    184.67       2.65
Zurich Allied AG                            ZURNASW    554.24       2.39
Total SA                                      FR FR    155.94       2.36
Vodafone AirTouch Plc                        VOD GS      3.88       2.14
CANON Inc.                                    CANNY     43.63       2.05


Selection Methodology

Defined Asset Funds' research team explored the world's markets to find large, established companies who are leaders in their industries - firms that offer attractive growth potential and credit quality. Each of the stocks selected for the Portfolio trades on a major foreign exchange.


Fees & Expenses

Defining Your Costs
First-time investors pay an initial sales charge of about 1.0% when they buy. In addition, all investors pay a deferred sales charge of $15.00 per 1,000 units, deducted from the Portfolio's net asset value each year of the Portfolio's two-year life.

                                          As a % of                  Amount Per
                                          Public Offering Price      1,000 Units
Initial Sales Charge                      1.00%                      $10.00
Deferred Sales Charge Year 1              1.50%                      $15.00
Deferred Sales Charge Year 2              1.50%                      $15.00
Maximum Sales Charge                      4.00%                      $40.00
Annual Creation and Development Fee
(as a % of net assets on date of deposit -

8/7/00)                                   0.250%                     $2.48
Estimated Annual Expenses
(as a % of net assets on date of deposit) 0.326%                     $3.22
Estimated Organization Costs                                         $2.28

If you sell your units before the final deferred sales charge payment in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts
For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You                                    Your Maximum Two-Year Sales Charge
Invest:                                   (as a % of your investment) Will Be:
Less than $50,000                                        4.00%
$50,000 to $99,999                                       3.75%
$100,000 to $249,000                                     3.25%
$250,000 to $999,999                                     3.00%
$1,000,000 or more                                       2.25%


Is this Fund appropriate for you?
Yes, if you want capital appreciation. You may benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers. The Portfolio should be considered a means for investing a portion of your assets in foreign securities, and not as a complete equity investment program.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

The Portfolio is designed for investors who can assume the risks generally associated with international equity investments, including higher price volatility, currency fluctuations and political developments. It may not be appropriate for investors seeking capital preservation or current income.

The Portfolio should not be considered a complete investment program and may be considered speculative.

The value of your investment will fluctuate with the prices of the underlying stocks and currency exchange rates. Stock prices can be volatile.

There can be no guarantee that the stock prices or currency exchange rates will appreciate (or not depreciate) during any particular time period, or over the two-year life of the Portfolio.

Distributions and Taxes

Distribution Frequency (if any)
One (1) per year

Reinvestment Options
By selecting the reinvestment option, you're choosing to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period, and because distribution payments are based in part on the size of your investment, these payments may increase proportionately. Taking part in the cycle of reinvestment may compound the returns of your Defined Fund investment.

Tax Reporting
Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, investors may be eligible for favorable Federal tax rates on net long-term capital gains (currently no more than 20%). Please consult your tax advisor concerning state and local taxation.

Trustee

The Chase Manhattan Bank
Unit Investment Trust Department
4 New York Plaza - 6th Floor
New York, New York 10004
1-800-323-1508

Defined Asset Funds [Registered] are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

                           LINKS TO SPONSOR WEB SITES

Merrill Lynch   Salomon Smith Barney   PaineWebber   Morgan Stanley Dean Witter

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

               Use of this site signifies your acceptance of our
                    Terms and Conditions and Privacy Policy

   The information on this Internet site is directed at, and is intended for distribution to, and use by, persons in the United States only.